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                                 EXHIBIT (m)(3)
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                                              Dated:                 , 1999
                                                    -----------------


                        FORM OF AMENDED SCHEDULE A TO THE
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                              DATED MARCH 17, 1998


NAME OF FUNDS                                                                  COMPENSATION*
-------------                                                                  -------------
The AmSouth Prime Obligations Fund -- Class B Shares       Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Prime Obligations Fund.

The AmSouth Limited Maturity Fund -- Class B Shares        Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Limited Maturity Fund.

The AmSouth Bond Fund -- Class B Shares                    Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Bond Fund.

The AmSouth Government Income Fund -- Class B Shares       Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Government Income Fund.

The AmSouth Florida Tax-Free Fund -- Class B Shares        Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Florida Tax-Free Fund.

The AmSouth Municipal Bond Fund -- Class B Shares          Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Municipal Bond Fund.

The AmSouth Equity Fund -- Class B Shares                  Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Equity Fund.

The AmSouth Regional Equity Fund -- Class B Shares         Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Regional Equity Fund.

The AmSouth Balanced Fund-- Class B Shares                 Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Balanced Fund.

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

The AmSouth Capital Growth Fund -- Class B Shares          Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Capital Growth Fund.

The AmSouth Small Cap Fund -- Class B Shares               Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Small Cap Fund.

The AmSouth Equity Income Fund -- Class B Shares           Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Equity Income Fund.

The AmSouth Select Equity Fund -- Class B Shares           Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Select Equity Fund

The AmSouth Enhanced Market Fund -- Class B Shares         Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Enhanced Market Fund

The AmSouth Institutional Prime Obligations Fund --        Annual rate of twenty-five one-hundredths of one
Class II Shares                                            percent (0.25%) of the average daily net assets of the
                                                           AmSouth Institutional Prime Obligations Fund.


The AmSouth Institutional Prime Obligations Fund --        Annual rate of fifty one-hundredths of one percent
Class III Shares                                           (0.50%) of the average daily net assets of the AmSouth
                                                           Institutional Prime Obligations Fund.

The AmSouth Institutional U.S. Treasury Fund --            Annual rate of twenty-five one-hundredths of one
Class II Shares                                            percent (0.25%) of the average daily net assets of the
                                                           AmSouth Institutional U.S. Treasury Fund.

The AmSouth Institutional U.S. Treasury Fund --            Annual rate of fifty one-hundredths of one percent
Class III Shares                                           (0.50%) of the average daily net assets of the AmSouth
                                                           Institutional U.S. Treasury Fund.

The AmSouth International Equity Fund -- Class B           Annual rate of one percent (1.00%) of the average daily
Shares                                                     net assets of the AmSouth International Equity Fund.


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

The AmSouth Mid-Cap Equity Fund -- Class B Shares          Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Mid-Cap Equity Fund.

The AmSouth Growth Opportunities Fund -- Class B Shares    Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Growth Opportunities Fund

The AmSouth Large-Cap Equity Fund -- Class B Shares        Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Large-Cap Equity Fund.

The AmSouth Limited Term U.S. Government Fund --           Annual rate of one percent (1.00%) of the average daily
Class B Shares                                             net assets of the AmSouth Limited Term U.S. Government
                                                           Fund.

The AmSouth Tennessee Tax-Exempt Fund -- Class B           Annual rate of one percent (1.00%) of the average daily
Shares                                                     net assets of the AmSouth Tennessee Tax-Exempt Fund.

The AmSouth Limited Term Tennessee Tax-Exempt Fund         Annual rate of one percent (1.00%) of the average daily
-- Class B Shares                                          net assets of the AmSouth Limited Term Tennessee
                                                           Tax-Exempt Fund.

The AmSouth Aggressive Growth Portfolio -- Class B         Annual rate of one percent (1.00%) of the average daily
Shares                                                     net assets of the AmSouth Aggressive Growth Portfolio.

The AmSouth Growth Portfolio -- Class B Shares             Annual rate of one percent (1.00%) of the average daily
                                                           net assets of the AmSouth Growth Portfolio.

The AmSouth Growth & Income Portfolio                      Annual rate of one percent (1.00%) of the average daily
-- Class B Shares                                          net assets of the AmSouth Growth & Income Portfolio.

The AmSouth Moderate Growth & Income Portfolio --          Annual rate of one percent (1.00%) of the average daily
Class B Shares                                             net assets of the AmSouth Moderate Growth & Income
                                                           Portfolio.

The AmSouth Current Income Portfolio -- Class B            Annual rate of one percent (1.00%) of the average daily
Shares                                                     net assets of the AmSouth Current Income Portfolio.



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[SEAL]

                                          AMSOUTH MUTUAL FUNDS


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------


                                          BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                          By:  BISYS Fund Services, Inc.
                                          General Partner


                                          By:
                                             --------------------------------
                                          Name:
                                               ------------------------------
                                          Title:
                                                -----------------------------


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* All fees are computed and paid monthly.